EXHIBIT 99.2
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-11,
                   Asset-Backed Certificates, Series 2005-11


H                                 Page 2 of 8                           9/9/2005

            -------------------------------------------------------------
            Documentation                WA LTV WA FICO     Balance
            -------------------------------------------------------------
            FULL/ALT DOC                  76.62    716    153,738,798.63
            -------------------------------------------------------------
            NO DOC                        73.85    709     95,497,078.79
            -------------------------------------------------------------
            STATE INCOME/STATED ASSET     77.38    721    425,134,464.97
            -------------------------------------------------------------
            Total:                         76.7    718    674,370,342.39
            -------------------------------------------------------------



            -------------------------------------------------------------
            Amortization Type            WA LTV WA FICO     Balance
            -------------------------------------------------------------
            2 YEAR ARM                    79.49    731     25,263,532.93
            -------------------------------------------------------------
            3 YEAR ARM                    78.13    719    226,779,880.74
            -------------------------------------------------------------
            5 YEAR ARM                    75.41    719    367,279,522.97
            -------------------------------------------------------------
            7-10 YEAR ARM                  78.9    720     20,761,005.69
            -------------------------------------------------------------
            ARM                           77.82    690     34,286,400.06
            -------------------------------------------------------------
            Total:                         76.7    718    674,370,342.39
            -------------------------------------------------------------

[LOGO OMITTED]                                  Data Entry Rules:
                               Pool Data        -----------------
                             Deal Ticker:       1. Only enter data in the fields
                                                   highlighted in purple.
                                                2. Please enter 0 for blanks.
                                                3. Bucket the data using best
                                                   fit rules.

--------------------------------------------------------------------------------
                                 Pool Summary
--------------------------------------------------------------------------------
Total Issue Balance (USD)                                           674,370,342
Original Mortgage Pool Balance (USD)                                674,655,553
Current Mortgage Pool Balance (USD)                                 674,370,342
Total Number of Loans                                                     1,753
Average Loan Balance (USD)                                              384,695
1st lien (%age)                                                          100.0%
2nd lien (%age)                                                            0.0%
WA FICO                                                                     718
 - Minimum FICO                                                             622
 - Maximum FICO                                                             818
WA LTV                                                                    76.7%
 - Minimum LTV                                                            15.8%
 - Maximum LTV                                                           100.0%
WA DTI                                                                    36.1%
 - Minimum DTI                                                             0.0%
 - Maximum DTI                                                            65.0%
WA Age (Months)                                                               1
WA Remaining Term (Months)                                                  359
Aquired Loans
North California (% of Pool)                                              33.6%
South California (% of Pool)                                              24.6%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               North California
--------------------------------------------------------------------------------
% of State                                                               33.603
WA FICO                                                                     725
 - Minimum FICO                                                             622
 - Maximum FICO                                                             816
WA LTV                                                                    75.11
 - Minimum LTV                                                            25.85
 - Maximum LTV                                                               95
Highest Zip-Code Density (% of State)                                     2.402
Zip-Code with Highest Density                                             94941
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               South California
--------------------------------------------------------------------------------
% of State                                                               24.635
WA FICO                                                                     723
Minimum FICO                                                                624
Maximum FICO                                                                813
WA LTV                                                                    76.89
Minimum LTV                                                               38.46
Maximum LTV                                                                  90
Highest Zip-Code Density (% of State)                                     2.887
Zip-Code with Highest Density                                             92563
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Classification                                  Total                     Check
--------------------------------------------------------------------------------
Mortgage Type                                          -                    __
Loan-to-Value                                674,370,342                    __
FICO                                         674,370,342                    __
Purpose                                      674,370,342                    __
Occupancy                                    674,370,342                    __
Loan Balance                                 674,370,342                    __
Property Type                                674,222,266                    __
Documentation Type                                     -                    __
Fixed Period                                 674,370,342                    __
Debt-to-Income Ratio                         674,370,342                    __
Geographic Distribution                      674,370,342                    __
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                Per Annum Fees
--------------------------------------------------------------------------------
Servicer Fees
Cost of Carry
--------------------------------------------------------------------------------


H                                 Page 1 of 8                           9/9/2005

[LOGO OMITTED]                                  Data Entry Rules:
                               Pool Data        -----------------
                             Deal Ticker:       1. Only enter data in the fields
                                                   highlighted in purple.
                                                2. Please enter 0 for blanks.
                                                3. Bucket the data using best
                                                   fit rules.



--------------------------------------------------------------------------------------------------------------
          Mortgage Type                            WA LTV           WA FICO                         Balance
--------------------------------------------------------------------------------------------------------------
Classic 30yr FRM
Classic 15yr FRM
Classic ARM                                Please view worksheet
Classic 15/30 Balloon
Classic 5/1 Hybrid
Classic 5/1 IO Hybrid
5/1 Hybrid w/3 year IO feature
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
               LTV                                 WA LTV           WA FICO                         Balance
--------------------------------------------------------------------------------------------------------------
0.01-20.00                                                16.79        683                         533,500.00
20.01-25.00                                               23.81        807                         175,000.00
25.01-30.00                                               25.85        694                         504,000.00
30.01-35.00                                               34.32        753                       1,140,795.94
35.01-40.00                                               37.87        730                       2,752,821.70
40.01-45.00                                               43.83        705                       1,720,000.00
45.01-50.00                                               47.93        709                       5,743,999.99
50.01-55.00                                               53.21        733                       4,920,619.22
55.01-60.00                                               57.93        713                      17,161,945.99
60.01-65.00                                               63.88        712                      38,276,406.42
65.01-70.00                                               68.78        704                      40,953,869.82
70.01-75.00                                               73.78        718                      57,100,335.93
75.01-80.00                                               79.75        721                     474,175,097.61
80.01-85.00                                               84.84        686                       2,144,684.00
85.01-90.00                                                89.9        714                      18,323,857.84
90.01-95.00                                               94.95        694                       8,336,334.28
95.01-100.00                                                100        696                         407,073.64
--------------------------------------------------------------------------------------------------------------


H                                 Page 2 of 8                           9/9/2005


[LOGO OMITTED]                                  Data Entry Rules:
                               Pool Data        -----------------
                             Deal Ticker:       1. Only enter data in the fields
                                                   highlighted in purple.
                                                2. Please enter 0 for blanks.
                                                3. Bucket the data using best
                                                   fit rules.


--------------------------------------------------------------------------------------------------------------
               FICO                                WA LTV           WA FICO                         Balance
--------------------------------------------------------------------------------------------------------------
321 - 340
341 - 360
361 - 380
381 - 400
401 - 420
421 - 440
441 - 460
461 - 480
481 - 500
501 - 520
521 - 540
541 - 560
561 - 580
581 - 600
601 - 620
621 - 640                                                 74.25        632                      10,474,832.47
641 - 660                                                 77.88        652                      39,157,880.82
661 - 680                                                 75.11        671                      84,208,541.08
681 - 700                                                 76.02        690                     122,441,692.27
701 - 720                                                 77.84        711                     106,570,093.25
721 - 740                                                  77.7        730                      92,656,420.63
741 - 760                                                 77.07        750                     100,636,943.42
761 - 780                                                  76.7        770                      65,110,561.14
781 - 800                                                 76.13        789                      42,599,123.28
801 - 820                                                 74.01        808                      10,514,254.02
> 820
Unknown
--------------------------------------------------------------------------------------------------------------

H                                 Page 3 of 8                           9/9/2005


[LOGO OMITTED]                                  Data Entry Rules:
                               Pool Data        -----------------
                             Deal Ticker:       1. Only enter data in the fields
                                                   highlighted in purple.
                                                2. Please enter 0 for blanks.
                                                3. Bucket the data using best
                                                   fit rules.


--------------------------------------------------------------------------------------------------------------
                LTV                                 MIG%            WA FICO                         Balance
--------------------------------------------------------------------------------------------------------------
0.01-20.00                                                    0        683                                  0
20.01-25.00                                                   0        807                                  0
25.01-30.00                                                   0        694                                  0
30.01-35.00                                                   0        753                                  0
35.01-40.00                                                   0        730                                  0
40.01-45.00                                                   0        705                                  0
45.01-50.00                                                   0        709                                  0
50.01-55.00                                                   0        733                                  0
55.01-60.00                                                   0        713                                  0
60.01-65.00                                                   0        712                                  0
65.01-70.00                                                   0        704                                  0
70.01-75.00                                                   0        718                                  0
75.01-80.00                                                   0        721                                  0
80.01-85.00                                                  13        686                          2,144,684
85.01-90.00                                                  25        714                         18,323,858
90.01-95.00                                                  30        694                          8,336,334
95.01-100.00                                                 35        696                            407,074
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
             Purpose                               WA LTV           WA FICO                         Balance
--------------------------------------------------------------------------------------------------------------
Purchase                                                  79.18        726                     446,260,254.65
Cash-Out/Refinancing                                      71.28        705                     152,961,039.46
Refinancing                                               73.04        700                      75,149,048.28
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
            Occupancy                              WA LTV           WA FICO                         Balance
--------------------------------------------------------------------------------------------------------------
Owner                                                     76.71        717                     569,198,855.34
Investment                                                77.04        725                      76,708,597.22
2nd Home                                                  75.65        716                      28,462,889.83
--------------------------------------------------------------------------------------------------------------


H                                 Page 4 of 8                           9/9/2005


[LOGO OMITTED]                                  Data Entry Rules:
                               Pool Data        -----------------
                             Deal Ticker:       1. Only enter data in the fields
                                                   highlighted in purple.
                                                2. Please enter 0 for blanks.
                                                3. Bucket the data using best
                                                   fit rules.



--------------------------------------------------------------------------------------------------------------
            Loan Balance                           WA LTV           WA FICO                         Balance
--------------------------------------------------------------------------------------------------------------
<$200,000                                                 80.16        712                      58,816,118.56
<$400,000                                                 79.06        715                     159,427,861.76
<$600,000                                                 76.89        721                     305,943,700.97
>$600,000                                                 72.48        718                     150,182,661.10
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
           Property Type                           WA LTV           WA FICO                         Balance
--------------------------------------------------------------------------------------------------------------
SFR                                                       76.29        717                     427,502,414.46
PUD                                                       77.45        719                     139,797,143.19
CND                                                       78.53        725                      84,358,217.67
2-4 Family                                                73.02        716                      22,564,490.44
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
         Documentation Type                        WA LTV           WA FICO                         Balance
--------------------------------------------------------------------------------------------------------------
Full
Reduced
SISA
NISA                                      Please view worksheet
NINA
NAV
No Ratio
Alt
--------------------------------------------------------------------------------------------------------------



H                                 Page 5 of 8                           9/9/2005


[LOGO OMITTED]                                  Data Entry Rules:
                               Pool Data        -----------------
                             Deal Ticker:       1. Only enter data in the fields
                                                   highlighted in purple.
                                                2. Please enter 0 for blanks.
                                                3. Bucket the data using best
                                                   fit rules.



--------------------------------------------------------------------------------------------------------------
         Fixed Period (Months)                     WA LTV           WA FICO                         Balance
--------------------------------------------------------------------------------------------------------------
                   1
                   3
                   6
                   12                                     77.82        690                      34,286,400.06
                   24                                     79.49        731                      25,263,532.93
                   36                                     78.13        719                     226,779,880.74
                   60                                     75.41        719                     367,279,522.97
                   84                                     78.41        721                      18,140,584.07
                  >=120                                   82.27        714                       2,620,421.62
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                DTI                                WA LTV           WA FICO                         Balance
--------------------------------------------------------------------------------------------------------------
0.01 - 5.00                                               69.97        721                       1,800,000.00
5.01 - 10.00                                              73.29        720                       2,333,350.00
10.01 - 15.00                                             65.43        723                       4,796,678.85
15.01 - 20.00                                             73.16        702                      10,335,709.52
20.01 - 25.00                                             78.02        720                      23,105,781.59
25.01 - 30.00                                             76.58        718                      53,597,911.91
30.01 - 35.00                                              77.8        723                     123,318,887.42
35.01 - 40.00                                              77.8        719                     226,417,009.54
40.01 - 45.00                                             77.59        715                     123,723,627.06
45.01 - 50.00                                             77.18        709                      29,220,436.84
50.01 - 55.00                                             75.03        698                       3,972,920.65
> 55.00                                                   57.48        793                       1,245,971.70
Unknown                                                   71.19        717                      70,502,057.31
--------------------------------------------------------------------------------------------------------------



H                                 Page 6 of 8                           9/9/2005


[LOGO OMITTED]                                  Data Entry Rules:
                               Pool Data        -----------------
                             Deal Ticker:       1. Only enter data in the fields
                                                   highlighted in purple.
                                                2. Please enter 0 for blanks.
                                                3. Bucket the data using best
                                                   fit rules.



--------------------------------------------------------------------------------------------------------------
         Geographic Distribution                   WA LTV           WA FICO                         Balance
--------------------------------------------------------------------------------------------------------------
AK
AL                                                        76.47        746                             936117
AR                                                           95        726                             133000
AS
AZ                                                         77.5        711                        35216076.77
CA                                                        75.86        724                        392740367.3
CO                                                        75.63        688                        15474528.99
CT                                                        74.32        720                         6506299.21
CZ
DC                                                        74.58        699                         5005354.64
DE                                                        69.31        679                         1583333.78
FL                                                        80.29        706                        43672678.27
GA                                                         81.8        695                         15217284.5
GU
HI                                                        78.07        703                             795000
IA
ID                                                        78.96        684                          878739.99
IL                                                        77.79        714                        13698543.85
IN                                                        69.19        730                         1178878.51
KS
KY
LA                                                        91.23        712                          724891.94
MA                                                        78.11        723                        9527385.555
MD                                                        77.35        717                        19342695.29
ME
MI                                                        76.44        686                        2464308.525
MN                                                        81.74        706                          6721476.1
MO                                                        78.54        749                          585790.68
MS
MT                                                        79.98        696                             233350
NC                                                        71.83        708                         3744277.24
ND                                                           80        693                             158400
NE
NH
NJ                                                        76.22        708                        6236465.117
NM                                                        79.99        713                          536099.99
NV                                                         76.9        731                        14173653.36


H                                 Page 7 of 8                           9/9/2005


[LOGO OMITTED]                                  Data Entry Rules:
                               Pool Data        -----------------
                             Deal Ticker:       1. Only enter data in the fields
                                                   highlighted in purple.
                                                2. Please enter 0 for blanks.
                                                3. Bucket the data using best
                                                   fit rules.



NY                                                        77.75        698                        8622560.293
OH                                                        80.02        703                        2263503.739
OK                                                        79.99        725                          103784.21
OR                                                        71.94        701                         6104329.97
OT
PA                                                        75.51        712                        1724238.472
PR
RI
SC                                                        80.35        718                         4355905.65
SD
TN                                                        78.36        744                         1905775.68
TT
TX                                                        77.46        692                         3991788.12
UT                                                        79.52        696                         1083514.32
VA                                                         76.8        716                        28056571.55
VI
VT
WA                                                        78.78        722                        17435073.81
WI                                                           80        710                             388000
WV                                                        83.46        764                             850300
WY
------------------------------------------

H                                 Page 8 of 8                           9/9/2005